Exhibit 23
                                                                      ----------



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report to Merrimac Industries, Inc. included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-36795, 333-36199, 33-68862, 333-09633 and 2-86405.)


                                                  /s/  ARTHUR ANDERSEN LLP
                                                  ------------------------
                                                       ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 30, 2000